DECEMBER 13, 2023
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD GROWTH OPPORTUNITIES FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Growth Opportunities Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus
The Special Meeting of Shareholders (the “Meeting”) for The Hartford Growth Opportunities Fund (the “Fund”) has been adjourned to January 4, 2024 at 10:00 a.m. Eastern time at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087. The Meeting may be adjourned or postponed further, as necessary. The purpose of the Meeting is to vote on a proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. If the Fund’s shareholders do not approve the proposal, the Fund will remain diversified and remain subject to its related fundamental diversification policy.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7647
December 2023